

TogaGo 度假去

2020年进展与未来计划

2020 Progress and Future Plan

Forward-Looking Statement

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

过去 – 2019 年
Past – Year 2019

3月份 March

- 与Muar Holiday联合在全马最大型旅游展—大马国际旅游展中宣传TogaGo
  Collaborate with Muar Holiday to promote TogaGo during MATTA fair, the largest travel exhibition in Malaysia

4月份 April

- TogaGo 1.0 在4月份正式推出
  TogaGo 1.0 has officially launched in April

7月份 July

- 公司收购WGS Discovery Tours & Travel (M) Sdn. Bhd. 旅行社
  The company has acquired WGS Discovery Tours & Travel (M) Sdn. Bhd.
- 获取出入境旅游执照、售票证
  Obtain inbound and outbound travel license, ticketing license

9月份 September

- 与Muar Holiday再次合作参与了大马国际旅游展
  Cooperate with Muar Holiday again to participate in the MATTA fair

12月份 December

- 创下自网站开发以来的最高销售量记录
  Set a record of the highest sales volume since the website was developed



2020年1月- 5月
新冠肺炎COVID-19

全球旅游业之疫情大考验
Big Challenges for Global Tourism Industry during pandemic

全球旅游业之疫情大考验
Big Challenges for Global Tourism Industry during pandemic

途牛网 Tuniu.com

- 7年巨亏57亿的途牛面临最黑暗时刻
  Tuniu.com faced the darkest moment in 7 years with a huge loss of 5.7 billion
- 股票大跌，总市值仅剩1.25亿美元
  Stocks fell sharply, with a total market value of only 125 million US dollars

携程 Ctrip

- 有数千万笔订单被取消，总额为310亿人民币的损失
  Tens of millions of cancelations, totaling RMB 31 billion in gross bookings
- 2020年第一季度，公司范围内的净收入同比下降45-50％
  45-50% year-over-year decrease in company-wide net revenues for the first quarter of 2020

Airbnb

- 计划裁员近1900人，相等于员工总数的四分之一
  Plan to lay off nearly 1,900 people, equivalent to a quarter of the total number of employees
- 创始人在未来6个月内不会领工资，高管则将降薪50%
  The founders will not receive wages in the next 6 months, and the executives will reduce their salaries by 50%

TogaGo怎么了？
What happen to TogaGo?

2月份 February

- 客服工作量暴增3倍
  Customer service workload increased 3 times
- 全力协助会员处理退票，修改订单
  Fully assist members to process refunds and modify orders
- 延长某些TogaGo礼券的有效日期 (不包括YippiTV TogaGo 优惠卷)
  Extend the validity date of certain of the TogaGo coupons (excluding YippiTV TogaGo coupons)
- TogaGo 正式成为MATTA会员
  TogaGo has officially become a member of MATTA, a non-governmental organization association of Malaysian tourism and travel agencies

3月份 March

- 马来西亚宣布封城
  Malaysia announced movement control order
- 全马最大型旅游展—大马国际旅游展被展延
  MATTA fair, the largest travel exhibition in Malaysia, has been postponed
- 暂停所有付费广告
  Pause all paid ads
- 延后所有营销活动
  Postpone all marketing activities

4月份 April

- 销售量下降高达90%
  Sales volume drops by up to 90%
- 重新规划今年的预算
  Re-plan budget for this year
- 专注于网站开发
  Focus on website development
- 正式与携程签合作协议书
  Officially signed a cooperation agreement with Ctrip

现在

Present

Fully Launched

全面推出

（只限中国用户使用）Only for China users


togaGo.com
新闻
专题
注册
登入
快速预定酒店旅馆
微信支付
支付宝
城市或住宿关键词
周六
2020年5月3日
至
周日
2020年5月4日
2名大人，1名小孩
1间套房
搜索

于2020年6月启动

Launching on June 2020

TogaGo 1.5 版本

TogaGo 1.5版本之5 大要点
5 main points of TogaGo version 1.5

1. 更多的酒店选项 （超过**120万家酒店选项**）
   More hotel options (More than 1.2 million of hotels selection)

2. 更丰富的**内容**（新模块：**旅游攻略、新闻资讯**）
   More great contents (New modules: Raiders/travel articles, News update)

3. 简易付款
   Easy payment

4. 最强大的会员**奖励积分 – "GO Cash"**
   GO Cash – The most powerful point reward system

5. 会员**等级与福利**
   Membership tiers and benefits

全新界面，更顺畅的体验！
New interface, a smoother experience!

网站首页
Main page



Excited
Reward
快速预定酒店旅馆
搜索
新闻

搜索酒店
Search hotel



酒店
日期
人数
¥200
¥210
¥293

订购成功
Successfully booked



酒店
订购成功
订单号码 TG035855

即刻入住
Check in now



酒店
入住凭证
Royale Chulan Bukit Bintang
TG035855
03/05/2020
04/05/2020
1 Night

1.0与1.5 版本的分别
Difference of 1.0 & 1.5 Version

1.0 版本 1.0 Version	功能 Function	1.5 版本 1.5 Version
✓	酒店 Hotel	✓
✓	机票 Flight	✗
EN	预设语言 Default Language	CN
USD	预设汇率 Default Currency	CNY
Visa, Master card, Alipay, Yipps	付款方式 Payment mode	Yipps
✗	攻略模组 Travel blog module	✓
✗	资讯模组 News module	✓
✓	优惠码功能 Promo code	✗
✗	Go Cash会员积分 Go Cash Reward system	✓
✗	会员级别 Member's level	✓
✗	帮助中心 Help center	✓

什么是 GO Cash积分？
What is GO Cash?



- **GO Cash 是 TogaGo 度假去旅游网内的奖励积分**
  GO Cash is a membership rewards points in TogaGo 1.5 version website
- **它不是Yipps 积分，不能在Yippi 应用里使用**
  It is not Yipps point and cannot be used in Yippi
- **可于TogaGo 1.5 网站中享有多种赚取方式**
  Can be earned in various ways in TogaGo 1.5 version website
- **可于下次预订活动时作金额折扣使用**
  Can be used as discount for the next booking


会员中心
田正国
男
0条
我的订单
0条
待付款
0条
未出行
0条
待评价
积分 15个
提现
余额 0元
提现
消息
0条未读
我的订单
我的账户
团购券
我的消息
我的收藏
常用联系人
收货地址
首页
酒店
资讯
攻略

轻松领取GO cash积分!
Collect your GO cash points now!



高达 35 GO Cash 积分等你来领取!

Up to 35 GO Cash points are waiting for you to collect!

行动 Action	享有积分 Point rewards
注册奖励 Registration rewards	10 GO Cash
完善注册奖励 Fill up full information in profile	5 GO Cash
发布游记 Post travel articles	20 GO Cash


账户明细
完善资料奖金 ¥5
注册奖金 ¥10
首页
酒店
资讯
攻略


togaGO.com
注册并获得 GoCash

TogaGo 6月份开跑的促销活动
Promotions in June


togaGO.com
使用GoCash兑换
免费酒店住宿


GO Cash
70
幸运旅8
赢接美好的旅程

凡订单尾数为“8”号者都可赢取价值10美金的奖励积分

Get 10 USD reward points (equivalent to 70 GO points)
when your TogaGo booking number ended with digit “8”


USD
10
8xcited
Rewards
Travel With Rewards

*T&Cs APPLY

此活动从2020年6月份开跑至另行通知

This event will start from June 2020 until further notice

Collaboration TogaGo x Digi

digi

70%
马来西亚用户
Malaysian Users

9.4M
互联网用户
Internet Users

5.7M
MyDigi App下载量
MyDigi App Installs

12.9GB
互联网用量
Internet Usage

3.8M
每月活跃用户数
Monthly Active Users

与DIGI的合作–马来西亚第一电信公司

Collaboration with DIGI – No.1 Telco in Malaysia

MyDigi Rewards
MyDigi 积分促销活动

- 在TogaGo消费能享有10%酒店折扣
  Get **10% discount** with the purchase of any hotel in TogaGo.com
- 活动日期：2020年6月1日至12月31日
  Promotion period: 1 June – 31 Dec 2020
- 只限马来西亚DIGI用户
  Only applicable for Digi user


6:10
MYDIGI REWARDS
TOGAGO
Get 10% discount on hotel, capped at USD10
Valid from 01 Jun 2020 - 30 Jun 2020
Terms & Conditions:
• Campaign starting from 1 June
GET


Insure
Exchange
Invest


GoPayZ
mobile
7M
订阅户
Subscribers
>1.7M
互联网用户
Active APP
Users
Aged 19 - 34 yrs
用户年龄介于19至34岁
18-44岁之间的用户占80%
80% between 18-44 years of age

Collaboration
TogaGo x GoPayz by U mobile

拥有超过4万名应用程序用户的全新应用程序

Brand new App with more than 40k app users


GoPayZ
GoBiz
U Mobile将推出
自家电子钱包GoPayz


All also
OK
Affordable financial services
for everyone.
GoPayZ


5:33
4G
E-Vouchers
GoPayz
Get RM 10 OFF
HAPPY FRESH RM10 OFF WITH A MIN SPEND RM180
GoPayz
USD 8 voucher
for new users
TogaGo.com
HOTEL PROMO
USD8 OFF TOGAGO.COM HOTEL VOUCHER FOR NEW USER & SINGLE USAGE
FREE VOUCHER
15% OFF
total bill
SALAD ATELIER 15% OFF TOTAL BILL WITH NO MIN. SPEND
125 GoPointz
GoPayz
New User Exclusive
RM 10 OFF
Shopee
6.6 SUPER SALE

GoPayz Promotions
GoPayz 促销活动

- 索取8美元的TogaGo酒店折扣卷
  Get USD 8 discount on hotel bookings in TogaGo.com
- 活动期间：2020年6月1日至6月30日
  Promotion period: 1 June – 30 June 2020
- 只限GoPayz用户使用
  Only applicable to GoPayz users

未来

Future

愿景Vision

成为旅行方面领先的在线预订平台
To be the leading travel online booking platform that fulfils travellers' need

Mission 使命

- 为旅人提供旅游方面的解决方案
  To provide solution for people who seek for travel activities, accommodation and transportation
- 与业务合作伙伴、中介、供应商和分销商合作并建立巩固的长期关系
  To collaborate and build strong, long-term relationships with business partners
- 以道德、专业和诚信的方式开展我们的业务，以实现高度的客户信心
  To conduct our business ethically, professionally and with integrity to achieve a high level of customer confidence
- 为员工提供随着公司成长而做出贡献和发展的机会； 并因其宝贵的表现而取得回报
  To provide opportunities for employees to contribute and develop themselves alongside the growth of the company; and be rewarded for their valued performance

SWOT Analysis 分析表

Strengths 优势	Weaknesses 弱势	Opportunities 机会	Threats 威胁
• 足够的现金流量 Sufficient cashflow • 0债务 No debt • 小型企业 Small-sized business	• 缺少知名度 A lack of brand recognition • 员工太少 Insufficiency of manpower • 有限的模块和选择 Limited modules and selections • 缺乏业务合作伙伴 A Lack of business partner • 限时客户支持 Limited time of customer support	• 现有的旅游需求 Existing travel demand • 竞争对手离开 Ccompetitors leave the industry • 政府协助维持旅游业发展Government assist to maintain tourism development after COVID-19 • 旅游业的未来发展 Future development of tourism	•市场上的竞争者 Competitors in the market •恐怖主义活动 Terrorism activities •自然灾害或疾病 Natural disasters or diseases •社会行为 Social behaviour •政治问题 Politic issues •经济问题 Economic issues

我们要
We should

1. 加强我们的优势和实力
   Enhance our strength and capability

2. 把握我们的机会
   Seize our opportunity

3. 了解我们的弱点并提供解决方案
   Understand our weaknesses and provide solutions

4. 为所有可能发生的威胁作出防范措施
   Take precautions to deal with all possible threats

2021年新计划
New Plan in 2021

TogaGo 2.0 版本

（给您最精彩的度假体验）

TogaGo Version 2.0

(Provide you the most wonderful holiday experience)

2.0 版本之亮点
Highlights of version 2.0

- 所有用户只用同1个版本
  Only 1 version for all users
- 添加新模块
  Add new modules
- 拥有多种语言选项
  Consist of multi language options
- 多项付款方式
  A variety of payment methods
- 加强版GoCash奖励积分
  Enhanced version of GoCash reward points
- 更完善的优惠码功能
  More powerful Promo code module

功能	1.0 版本 Version 1.0	1.5 版本 Version 1.5	2.0版本 Version 2.0
酒店 Hotel	✓	✓	✓
机票 Flight	✓	✗	✓
网站语言 Language	英 EN	中 CN	中/英 CN/EN
网站汇率 Currency	美元 USD	人民币 RMB	多项 Multiple Choices
付款方式 Payment type	维萨、万事达、支付宝、Yipps Visa, Master card, Alipay, Yipps	Yipps	多项 Multiple Choices
攻略模块 Travel blog module	✗	✓	✓
资讯模块 News module	✗	✓	✓
促销代码 Promo code	✓	✗	✓
会员积分Go Cash Member rewards	✗	✓	✓
会员级别 Member's level	✗	✓	✓
帮助中心 Help center	✗	✓	✓
智能客服 AI based customer support	✗	✗	✓

关注我们
Follow Us

Yippi：
togagoofficial

微博：
TogaGo度假去官微

微信公众号：
TogaGo度假去

Facebook：
togagoofficial

Instagram：
togago_official


togaGO.com

感谢您
Thank you

Leeyung

0162696398

leeyung@togago.com

www.togago.com